JPMorgan Annual High Yield Conference January 23, 2007 Exhibit 99.2

Agenda
Agenda
Company overview and
current initiatives William S. Morris IV
President
Morris Communications Company, LLC
Operating results, guidance, and
shared services initiatives Steve K. Stone
Senior Vice President, Chief Financial Officer
Morris Publishing Group, LLC
Financial overview Craig S. Mitchell
SVP-Finance, Secretary and Treasurer
Morris Communications Company, LLC

Forward looking statements
Forward looking statements
This presentation contains forward-looking statements as that term is used under the Private Securities
Litigation Act of 1995. These forward-looking statements are based on the current assumptions, expectations and projections of the Company's management about future events. Although we believe that these statements are based on reasonable assumptions, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed in the risk factors in our annual report on Form 10-K and from time-to-time in the Company’s filings with the
Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Company” and
“MORRIS PUBLISHING GROUP, LLC” as used throughout this presentation refer to MORRIS PUBLISHING
GROUP, LLC and its subsidiaries. All references to “Issuer” as used throughout this presentation refer to
MORRIS PUBLISHING GROUP, LLC

Sources of information
Sources of information
Data on our market position and market share within our industry is based, in part, on independent industry publications, government publications, reports by market research firms or other published independent sources, including Newspaper
Association of America and Audit Bureau of Circulation statistics.

Overview and Current Initiatives

MORRIS
COMMUNICATIONS COMPANY • LLC

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From
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MD mdClassifieds

6 Newspapers (Morris Publishing Group) 70% of total revenues Outdoor Advertising Radio Book Publishing Online & Computer National Magazines Visitor Publications

Geographically diverse, focused on local markets..

27 Daily Newspapers
WA
MT
ND
MN
OR
ID
WY
SD
WA
MI
ME
VT
NH
MA
CT
RI
NY
NE
IA
PA
CA
NV
UT
CO
KS
MO
IL
IN
OH
DE
MD
WV
VA
KY
TN
NC
OK
AR
NM
AZ
SC
GA
AL
MS
LA
TX
FL
AK
Corporate Headquarters in Augusta, GA
Daily Circulation >45,000
Daily Circulation <45,000

7

Estimated 2006 operating revenues=$475 million…
Estimated 2006 operating revenues=$475 million…
Non Dailies 6.1%
Jacksonville
31.8%
Other Dailies
25.4%
Augusta 9.3%
Savannah 7.7%
Topeka 5.6%
Amarillo 6.6%
Lubbock 7.5%

On-line 3%
Cable 3%
Direct Mail
4%
Outdoor 3%
Competitive
Print 13%
Yellow
Pages 15%
TV 13%
Radio 14%
Morris
Newspapers
32%
People still need and use newspapers ! ……
People still need and use newspapers ! ……
Source: Mennenga and Stout, 2006
2006 Morris Market Advertising Share
2006 Morris Market Advertising Share

Pre-eminent local advertising medium…..
Pre-eminent local advertising medium…..
2006 market share by medium
Source: Mennenga and Stout, 2006
Note: “Other” includes competitive print,
direct mail, cable, and Internet and outdoor..
Jacksonville Augusta Savannah Lubbock Amarillo Topeka
Newspaper Yellow Pages TV Radio Other
$370
$110
$92
$55
$79
$61
32%
34%
36%
35%
39%
36%
Market Totals In Millions
Jacksonville Augusta Savannah Lubbock Amarillo Topeka
Newspaper Yellow Pages TV Radio Other
$370
$110
$92
$55
$79
$61
32%
34%
36%
35%
39%
36%
Market Totals In Millions
$370
$110
$92
$55
$79
$61
32%
34%
36%
35%
39%
36%
Market Totals In Millions

Metro newspapers…
Metro newspapers…
Source: Audit Bureau of Circulation, Most Recent Audit Reports, 2005 and 2006
61,698 49,306 Amarillo, TX Amarillo Daily-News
564,869 443,950 Six largest newspapers
61,655 53,039 Lubbock, TX Lubbock Avalanche-Journal
58,504 51,991 Topeka, KS Topeka Capital Journal
64,896 51,948 Savannah, GA Savannah Morning News
93,361 73,574 Augusta, GA Augusta Chronicle
224,755 164,092 Jacksonville, FL Florida Times-Union
Average Sunday Circulation
Avg. Daily
Circulation City Newspaper
Circulation
61,698 49,306 Amarillo, TX Amarillo Daily-News
564,869 443,950 Six largest newspapers
61,655 53,039 Lubbock, TX Lubbock Avalanche-Journal
58,504 51,991 Topeka, KS Topeka Capital Journal
64,896 51,948 Savannah, GA Savannah Morning News
93,361 73,574 Augusta, GA Augusta Chronicle
224,755 164,092 Jacksonville, FL Florida Times-Union
Average Sunday Circulation
Avg. Daily
Circulation City Newspaper
Circulation

Morris strengthens commitment to Savannah & Low Country….
Morris strengthens commitment to Savannah & Low Country….
New 2006 printing press for The Savannah
(Ga.) Morning News,
Bluffton
(S.C.) Today,
and other Morris publications.
2006 launch of Savannah Morning News’
next generation web
site - work that stands on the shoulders of Bluffton Today and is spinning forward to other next-next generation Web sites.
2005 launch of Bluffton Today, our free daily hyper-local
newspaper - combines user-contributed content with news
content in its online product
2004 relocation of The Savannah Morning News
to a newly
constructed building off Chatham Parkway in Savannah.
Other Morris Publishing Savannah area publications:
Coastal Antiques and Art magazine,
Coastal Senior magazine,
Effingham Now,
Hardeeville (S.C.) Today,
Hilton Head Today, and
Jasper County Sun.

13

Sylvania Telephone

Serving the entire Screven County area since 1879

The People-Sentinel

Serving Barnwell County • Judged South Carolina's best large weekly

Hampton County Guardian Online!

If it's important to Hampton County, you'll find it in the pages of The Hampton County Guardian.

The Citizen News

Acquisition of 4 weeklies strengthens our Augusta market area…..
Acquisition of 4 weeklies strengthens our Augusta market area…..
The Sylvania (Ga.) Telephone
was established in 1879 and is published weekly on Thursday
and serves the entire Screven County area.
The People-Sentinel was established in 1852 and is a weekly newspaper located in Barnwell,
S.C., just south of Aiken County. The newspaper is published every Wednesday and has a circulation of about 7,500.
The Hampton County
(S.C.) Guardian.
Edgefield County, founded  in 1785 and the region’s county seat, is best known as birthplace to one of the country's most enduring politicians, Senator J. Strom Thurmond. The weekly newspaper has a paid circulation of around 3,500 and a household penetration of 55%.
Other Morris Publishing Augusta area publications: The Columbia County
(Ga.) News Times,
The McDuffie
(Ga.) Mirror
and The News and Farmer
and the Wadley Herald/The Jefferson
Reporter.

* atlanta

skirt!

skirt!

skirt!

skirt!

skirt!

skirt!
magazine

Morris now Skirt!s
Skirt!
(skirtmag.com),
is all about women...their work, play, families, creativity, style, health and wealth, bodies and souls. Skirt is an attitude...spirited, independent, outspoken, serious, playful and irreverent, sometimes controversial, always passionate.
.
Charleston, S.C.
Augusta, Ga.
Savannah, Ga.
Jacksonville, Fla.
Charlotte, N.C.
Columbia, S.C.
Atlanta, Ga. (skirtatl.com)
Knoxville, Tn.
As consumers, women make up an important market segment, a segment that buys or influences at least 80 percent of all household spending.
Source: American Demographics-2005

Online Advertising Revenue
Millions
Online as % of Total Advertising Revenue
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006E

Fast growing online segment-
Fast growing online segment-
revenue up 48.4% from 2005….
revenue up 48.4% from 2005….
0.6%
0.9%
1.2%
1.5%
2.0%
2.6%
3.5%
4.5%
5.9%
8.4%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
2005 2006E
Online 34.5% 48.4%
Print & Online 2.9% 3.3%
Advertising Revenue Growth

Total unique Web site visitors up 66% from 2005….
Total unique Web site visitors up 66% from 2005….
2.9
1.6
3.7
2.5
-
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Millions
Jan Feb March April May June July August Sept Oct Nov Dec
2006 2005
2005 2006E
Total unique visitors   23.4 38.9
(In millions)

YAHOO! for Morris' award winning Web sites….

- Founding member of the consortium working with *Yahoo!* to deliver search, graphical and classified advertising to consumers in innovative ways.

- Creation of newspaper services in the areas of search, newspaper content distribution, advertising sales and *Yahoo!* content.

- Utilization of ***HotJobs***, ***Yahoo!'s*** popular classified jobs recruitment site on Morris' 27 daily newspaper's Web sites.

- Consortium currently has nine members which include ***Belo Interactive, Inc., Cox Newspapers, Inc., Hearst Communications Inc., Journal Register Company, Lee Enterprises, Inc., MediaNews Group, Inc., Media General, Inc. and Scripps Howard Publishing, Inc.*** The consortium now has over 215 newspapers.

18

Integration of Morris’ online/newsroom operations.
Companywide database-driven information publishing and blogging platform.
Feed Management System, with potential for marketplace sales.
Spotted, the hottest new photo and video blogging tool on the market.
ABC Sales Model at all the newspapers, leading to increased
revenues.
Email marketing solution to sell print newspaper subscriptions.
Other 2006 Web site and technology innovations…….
Other 2006 Web site and technology innovations…….
MORRIS WINNERS 2006 DIGITAL MORRIS WINNERS 2006 DIGITAL
EDGE EDGE
Best Design and Site Architecture
Masters 2005
Most Innovative Visitor Participation
BlufftonToday.com
Best Automotive Strategy
Coastal Autos-SavannahNOW
Best Real Estate Strategy
TopekaHomefinder.com
Best Real Estate Strategy
Jacksonville.com Real Estate
Best Employment Strategy
AugustaJobs.com
Best Advertising Program
Macaroni Joe's-Amarillo.com
Best Advertising Program
Southern Siding Campaign –
Augustachronicle.com

Morris DIGITALWORKS
FOR NEWSPAPERS BY NEWSPAPERS

"MDW tools are proven money makers."
- Mike Blinder
President
The Blinder Group

You Spotted

“N2-Newspaper Next-The Transformation Project”
Next-next generation Web site platform capable of “self-generation”
AdPay self-service classified platform, integrating web-to-print sales and producing higher ad order entry revenues
Use of video in the classified categories and as part of the newsgathering process
A “Before-and-After” Spotted Program to support new service-category revenue streams
Newspaper’s Web sites’ to solicit new national ad sales
Digital design studio to assist our Web sites in design processes
Wireless and push technologies
A new search platform capable of competing with Google-quality search
2007
2007
newspaper and technology initiatives…
newspaper and technology initiatives…
.
.

N2 NEWSPAPER NEXT: THE TRANSFORMATION PROJECT

A PROJECT OF
API American Press Institute
CELEBRATING 60 YEARS

The Blueprint for Transformation:
Situational Analysis-What’s happening and why?
Upheaval in media landscape
Understanding patterns of disruption
Implications for newspaper companies
Innovation Process-A practical method
Spot opportunities
Develop potential solutions
Assess ideas
Test, learn and adapt
Game Plan-A strategic framework
Maximize the core
Build audiences by fulfilling jobs beyond news
Use new models to fulfill jobs of current and new advertisers
Create innovation structures and enablers
Measuring the progress: The N2 Dashboard
Industry Collaboration

Operating Results and 2007 Guidance

Operating performance* up approximately 3.5% to 4.0% from last year…
Operating performance* up approximately 3.5% to 4.0% from last year…
** (YTD net operating income less the pre-tax gains on sale of fixed assets) divided by total YTD operating revenues
* YTD net operating income less the pre-tax gains on sale of fixed assets
$82.4
$84 to $86
17.5%
to 18.0%
17.7%
$80.0
$81.0
$82.0
$83.0
$84.0
$85.0
$86.0
17.6%
17.6%
17.7%
17.7%
17.8%
17.8%
17.9%
17.9%
18.0%
18.0%
18.1%
Operating income* Operating margins**

3% advertising revenue growth…

($ in millions)
$348.8
$367.6
$378.3
$388 to $390
2003
2004
2005
2006E
% Increase-year over year

24

25 5% growth in classifieds…. 5% growth in classifieds…. % change- 2006E over 2005 1.5% -1.0% 5.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 9 Months 2005 Retail National Classified

1.2% decrease in 2006 circulation revenues….

$71.5
$70.2
$70.6
$69 to $70
($ in millions)
2003
2004
2005
2006E
% Increase (decrease)-period over period

26

(1.2)% (1.8)% 0.6% % Increase (decrease)-period over period

Total operating costs*....

2% increase- 2006E vs. 2005

$374.2
$382.4
$389 to $391
2004
2005
2006E

($ in millions)

% Increase-period over period

*excluding pre-tax gains from sale of fixed assets

27

2007 total operating revenue guidance…..
2007 total operating revenue guidance…..
2% to 4% change- versus 2006
2.0%
to 4.0%
2.0%
to 2.3%
% Increase-period over period
Retail
Classified
Circulation
National
Other
Retail
Classified
Circulation
National
Other
Retail
Classified
Circulation
National
Other

Labor &
employee
benefits
Other
operating
costs
Newsprint,
ink &
supplements
Depreciation
Labor &
employee
benefits
Other
operating
costs
Newsprint,
ink &
supplements
Depreciation
Labor &
employee
benefits
Other
operating
costs
Newsprint,
ink &
supplements
Depreciation
2007 total operating costs guidance…..
2007 total operating costs guidance…..
2% to 4% change -versus 2006
2.0%
to 4.0%
1.8%
to 2.2%

Financial Overview

Debt structure…
Debt structure…
as of December 31, 2006
($ in millions)
Senior credit facilities
Revolver ($175 facility, due 2012) $49
Tranche loan-A ($175 facility, due 2012)       175
Total senior credit facilities-$350 facility       224
Senior subordinated notes-bond issuer (due 2013)       300
Total debt $524

32 Morris capital expenditures Morris capital expenditures ($ in millions) $21.5 $14.2 $9 to $11

Morris pre-tax free cash flow *……
Morris pre-tax free cash flow *……
*Operating income plus depreciation and amortization and less capital expenditures and pre-tax gains on sale of fixed assets.
($ in millions)
$81.1
$90.5
$96
to $98

spotted.juneauempire.com
Spotted
THE FOCUS IS ON YOU

Questions and Answers